Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Cable One, Inc. (the “Company”), for the quarter ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, Thomas O. Might, principal executive officer of the Company, and Kevin P. Coyle, principal financial officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Thomas O. Might
Thomas O. Might
Chief Executive Officer
(Principal Executive Officer)

Dated: November 16, 2015

By:	/s/ Kevin P. Coyle
Kevin P. Coyle
Chief Financial Officer
(Principal Financial Officer)

Dated: November 16, 2015